Commitments (Tables)	12 Months Ended
Dec. 31, 2023
Commitments.
Schedule of commitments

	Total(i)	less than 1 year	1‑ 2 years	3‑4 years
Purchase obligations	7,457	7,438	19	—
Capital commitments	16,584	9,036	7,548	—
Total	24,041	16,474	7,567	—

(i) The timing of certain capital payments is estimated based on the forecasted timeline of the projects. Certain commitments can be canceled at the discretion of the Company with little or no financial impact.